UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 30, 2025
Corteva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9330 Zionsville Road,
Indianapolis, Indiana 46268
974 Centre Road,
Wilmington, Delaware 19805
(Address of principal executive offices)(Zip Code)

(833) 267-8382
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

    On April 30, 2025, Corteva, Inc. ("the Company") held its Annual Meeting of Stockholders. As of the close of business on March 5, 2025, the record date for the annual meeting, 683,014,582 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 608,290,106 shares of common stock were voted in person or by proxy, representing 89.05 percent of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the meeting, all of which are described in the Company's Proxy Statement.

Proposal 1 - Election of Directors. The Company’s stockholders elected the following 12 nominees to serve on the Board of Directors until the next annual meeting of stockholders and until their successors have been duly elected or appointed.

Director	For	Against	Abstain	Broker Non-Votes
Lamberto Andreotti	537,797,465	14,137,041	1,212,930	55,142,670
Klaus A. Engel, Ph.D.	536,452,770	15,153,493	1,541,173	55,142,670
David C. Everitt	538,106,091	13,503,700	1,537,645	55,142,670
Janet P. Giesselman	530,841,658	19,619,068	2,686,710	55,142,670
Karen H. Grimes	547,306,061	4,681,447	1,159,928	55,142,670
Michael O. Johanns	535,147,647	16,453,357	1,546,432	55,142,670
Marcos M. Lutz	542,630,405	9,297,249	1,219,782	55,142,670
Charles V. Magro	550,474,848	1,449,529	1,223,059	55,142,670
Nayaki R. Nayyar	537,820,670	13,828,369	1,498,397	55,142,670
Gregory R. Page	531,924,701	19,676,666	1,546,069	55,142,670
Kerry J. Preete	546,743,627	5,188,584	1,215,225	55,142,670
Patrick J. Ward	546,637,901	5,292,735	1,216,800	55,142,670

Proposal 2 - Advisory Vote on Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
488,400,627	62,848,809	1,898,000	55,142,670

Proposal 3 - Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.

For	Against	Abstain
599,202,402	7,612,456	1,475,248

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

By:	/s/ Brian Titus
Name:	Brian Titus
Title:	Vice President and Controller

May 6, 2025